Exhibit 99.2

CIM GROUP, INC.
PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Pursuant to Item 9.01 of Form 8-K under the Securities Exchange Act of 1934, as amended, CIM Group, Inc. (the “Company”), formerly CIM Real Estate Finance Trust, Inc. (“CMFT”) provides the following unaudited pro forma condensed combined and consolidated financial statements. These statements present the results of operations of the Company, after giving effect to the transactions completed on June 24, 2026 (the “Transactions”) and the related pro forma adjustments described in the accompanying notes.
The Transactions were completed pursuant to the Contribution and Subscription Agreement, dated as of June 24, 2026 (the “Contribution Agreement”), among the Company, CIM Finance Holdings, LP (“CMFH”) and CIM Group Holdings, LLC (“CMGH”). Under the Contribution Agreement, CMGH contributed all of the issued and outstanding equity interests of CIM Group Management, LLC and CIM Group Investments, LLC (together, the “Contributed Entities”) to CMFH, in exchange for newly issued CMFH Class A limited partnership units and shares of a newly created series of special voting preferred stock, par value $0.01 per share, of the Company. The Company was renamed “CIM Group, Inc.” in connection with the Transactions; the Company and its consolidated subsidiaries following completion are referred to as the “Combined Company.”
The unaudited pro forma condensed combined and consolidated financial information was prepared in accordance with Article 11 of Regulation S-X, in order to give effect to the Transactions and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined and consolidated financial statements. The unaudited pro forma condensed combined and consolidated financial statements present the results of operations of the Combined Company, after giving effect to the Transactions. The pro forma condensed combined and consolidated statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025 present the Combined Company’s results as if the Transactions had occurred on January 1, 2025. An unaudited pro forma condensed combined balance sheet as of June 30, 2026 is not provided because the Transactions are already reflected in the Company’s unaudited interim condensed consolidated balance sheet included in the Form 10-Q for the period ended June 30, 2026 filed on August 14, 2026.
In accordance with Rule 11-02(c)(1) of Regulation S-X, the unaudited pro forma condensed combined and consolidated financial information is not required to, and does not, include an unaudited pro forma condensed combined and consolidated balance sheet as of June 30, 2026 because the Transactions are already reflected in the Company’s historical condensed combined and consolidated balance sheet as of June 30, 2026, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the Securities and Exchange Commission (“SEC”) on August 14, 2026.
These statements are qualified in their entirety by, and should be read together with, the historical financial statements of CMFT and the Contributed Entities, included elsewhere in this Form 8-K/A. They are prepared for informational purposes only, using assumptions and estimates that the management of the Company consider reasonable, and do not purport to reflect the Combined Company’s actual or future results of operations. Such information is not necessarily indicative of the operating results or financial position that would have been achieved if the Transactions had been consummated on the date indicated, or that the Combined Company may achieve in future periods.
The Transactions were accounted for as a reverse acquisition, with the Contributed Entities as the accounting acquirer, and the acquisition of CMFT’s net assets as an asset acquisition. As a result, the Company recognized and measured, at fair value, the assets acquired and liabilities assumed of CMFT. This conclusion reflects the factors under ASC Topic 805, Business Combinations, including relative voting interests, relative size of the combining entities, and the composition of the Combined Company's governing body and senior management.
As consideration for the contributed equity interests, CMGH received 907,376,073.663 newly issued CMFH Class A limited partnership units and an equal number of shares of the Company’s newly created special voting preferred stock, representing 67.5% of the Combined Company’s economic and voting ownership immediately after closing.
The remaining 32.5% is held by the Company’s pre-Transactions public stockholders, through their continued shares of the Company and the Company’s retained 436,884,776.208 CMFH Class B limited partnership units, representing a 32.5% economic ownership of CMFH.

CIM GROUP, INC.
PRO FORMA CONDENSED COMBINED AND CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2026
(in thousands, except share and per share amounts) (Unaudited)

	CIM Group Inc. (Six Months Ended June 30, 2026)	CMFT Historical, As Reclassified (Three Months Ended March 31, 2026) (Note 2)		CMFT Historical (April 1 2026 to June 24, 2026)	Transaction Accounting Adjustments (Note 3)		Pro Forma Consolidated
	(a)	(b)		(c)
Revenues:
Management fees and other	$204,421	$—		$—	$(27,456)	(d)	$176,965
Performance allocations revenue	1,894	—		—	—		1,894
Revenues from consolidated investments	9,431	99,385		90,051	3,175	(e)	202,042
Income (loss) from equity-method investments	6,064	(971)		(2,258)	—		2,835
Total revenues	221,810	98,414		87,793	(24,281)		383,736

Expenses:
General and administrative	37,761	17,972		17,235	(21,400)	(d)	51,568
Compensation and benefits	122,219	—		—	—		122,219
Performance allocations expense	187	—		—	—		187
Expenses from consolidated investments	770	15,902		11,539	4,371	(d)(f)	32,582
Interest expense, net	14,199	37,369		32,520	7,265	(g)	91,353
Total expenses	175,136	71,243		61,294	(9,764)		297,909

Other income (loss):
Net realized and unrealized gains (losses) and impairments	(844)	15,901		1,313	—		16,370
Transaction-related and other expenses	(27,462)	—		(2)	—		(27,464)
Total other income (loss)	(28,306)	15,901		1,311	—		(11,094)

Income before taxes	18,368	43,072		27,810	(14,517)		74,733
Provision for income taxes	22,767	—		—	(14,655)	(h)	8,112
Net income	(4,399)	43,072	0	27,810	138		66,621
Net income allocated to noncontrolling interest in consolidated investments	86	44		25	—		155
Net income allocated to noncontrolling interest in CMFH	(14,055)	—		—	64,500	(i)	50,445
Net income attributable to the Contributed Entities prior to the Transactions	39,697	—		—	(39,697)	(j)	—
Net (loss) income attributable to the Company	$(30,127)	$43,028		$27,785	$(24,665)		$16,021

Weighted average shares outstanding:
Basic	436,884,776	436,809,143					436,884,776
Diluted	436,884,776	436,809,143					436,884,776
Earnings per common share:
Basic	$(0.07)	$0.10					$0.04
Diluted	$(0.07)	$0.10					$0.04
The accompanying notes are an integral part of these unaudited pro forma condensed combined and consolidated financial statements.

CIM GROUP, INC.
PRO FORMA CONDENSED COMBINED AND CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025
(in thousands, except share and per share amounts) (Unaudited)

	Contributed Entities Historical	CMFT Historical, As Reclassified (Note 2)	Transaction Accounting Adjustments (Note 3)		Pro Forma Consolidated
	(l)	(m)
Revenues:
Management fees and other	$487,355	$—	$(59,893)	(d)	$427,462
Performance allocations revenue	16,318	—	—		16,318
Revenues from consolidated investments	9,659	425,313	8,722	(e)	443,694
Income from equity-method investments	62,468	9,140	—		71,608
Total revenues	575,800	434,453	(51,171)		959,082

Expenses:
General and administrative	77,813	72,782	(46,788)	(d)	103,807
Compensation and benefits	252,140	—	—		252,140
Performance allocations expense	2,309	—	—		2,309
Expenses from consolidated investments	1,476	66,968	485	(d)(f)	68,929
Interest expense, net	23,328	174,282	16,700	(g)	214,310
Total expenses	357,066	314,032	(29,603)		641,495

Other income (loss):
Net realized and unrealized losses and impairments	(555)	(67,788)	—		(68,343)
Transaction-related and other expenses	—	(258)	(2,687)	(k)	(2,945)
Total other income (loss)	(555)	(68,046)	(2,687)		(71,288)

Income before taxes	218,179	52,375	(24,255)		246,299
Provision for income taxes	—	—	40,376	(h)	40,376
Net income	218,179	52,375	(64,631)		205,923
Net income allocated to noncontrolling interest in consolidated entities	1,532	19	—		1,551
Net income allocated to noncontrolling interest in CMFH	—	—	166,252	(i)	166,252
Net income attributable to the Company	$216,647	$52,356	$(230,883)		$38,120

Weighted average shares outstanding:
Basic		436,824,784			436,824,784
Diluted		436,824,784			436,824,784
Earnings per common share:
Basic		$0.12			$0.09
Diluted		$0.12			$0.09
The accompanying notes are an integral part of these unaudited pro forma condensed combined and consolidated financial statements.

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
NOTE 1 — BASIS OF PRO FORMA PRESENTATION
The unaudited pro forma condensed consolidated financial statements are based on the Contributed Entities’ and CMFT’s historical consolidated financial statements as adjusted to give effect to the Transactions. The unaudited pro forma statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025, give effect to the Transactions as if it had occurred on January 1, 2025.
The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and disclosures required by generally accepted accounting principles of the United States. Pro forma financial information is intended to provide information about the impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgments regarding how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.
The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and does not purport to be indicative of the Combined Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. In addition, this pro forma condensed consolidated financial information should not be viewed as indicative of the Combined Company’s expected financial results for future periods.
The pro forma financial information was derived from the unaudited financial statements of the Contributed Entities and CMFT for the six months ended June 30, 2026 and the audited financial statements of the Contributed Entities and CMFT for the year ended December 31, 2025, in each case including the notes thereto.
NOTE 2 — RECLASSIFICATION ADJUSTMENTS
CMFT historical financial statement line items include the reclassification of certain historical balances to conform to the post-combination Combined Company presentation of these unaudited pro forma condensed combined and consolidated financial statements, as described below.

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
The following table presents the impact of the reclassification adjustments on CMFT’s historical condensed consolidated statement of operations for the three months ended March 31, 2026 (dollar amounts in thousands):

	Three Months Ended March 31, 2026
	Historical CMFT Before Reclassification	Reclassification Adjustments	Note	Historical CMFT After Reclassification
Revenues:
Rental and other property income	$25,768	$(25,768)	(i)	$—
Interest income	71,818	(71,818)	(i)	—
Revenues from consolidated investments	—	99,385	(i)(vii)	99,385
Income from equity-method investments	—	(971)	(ii)	(971)
Total revenues	97,586	828		98,414
Expenses:
General and administrative	6,344	11,628	(iii)	17,972
Interest expense, net	37,369	—		37,369
Expenses from consolidated investments	—	15,902	(iv)	15,902
Property operating	2,701	(2,701)	(iv)	—
Real estate tax	1,306	(1,306)	(iv)	—
Expense reimbursements to related parties	3,065	(3,065)	(iv)	—
Management fees	11,628	(11,628)	(iii)	—
Depreciation and amortization	8,830	(8,830)	(iv)	—
(Decrease) increase in provision for credit losses	(7,123)	7,123	(vi)	—
Total expenses	64,120	7,123		71,243
Other income (expense):
Net realized and unrealized gains (losses) and impairments	—	15,901	(vi)	15,901
Gain on disposition of real estate and condominium developments, net	5,743	(5,743)	(vi)	—
(Loss) gain on investment in unconsolidated entities	(971)	971	(ii)	—
Unrealized gain on equity securities	3,317	(3,317)	(vi)	—
Other income, net	1,799	(1,799)	(vii)	—
Loss on extinguishment of debt	(282)	282	(vi)	—
Total other income	9,606	6,295		15,901
Net income (loss)	$43,072	$—		$43,072
Net income allocated to noncontrolling interest	44	—		44
Net income (loss) attributable to the Company	$43,028	$—		$43,028

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
The following table presents the impact of the reclassification adjustments on CMFT’s historical consolidated statement of operations for the year ended December 31, 2025 (dollar amounts in thousands):

	Year Ended December 31, 2025
	Historical CMFT Before Reclassification	Reclassification Adjustments	Note	Historical CMFT After Reclassification
Revenues:
Rental and other property income	$111,683	$(111,683)	(i)	$—
Interest income	304,321	(304,321)	(i)	—
Revenues from consolidated investments	—	425,313	(i)(viii)	425,313
Income from equity-method investments	—	9,140	(ii)	9,140
Total revenues	416,004	18,449		434,453
Expenses:
General and administrative	25,994	46,788	(iii)	72,782
Interest expense, net	174,282	—		174,282
Expenses from consolidated investments	—	66,968	(iv)	66,968
Property operating	12,633	(12,633)	(iv)	—
Real estate tax	4,828	(4,828)	(iv)	—
Expense reimbursements to related parties	13,105	(13,105)	(iv)	—
Management fees	46,788	(46,788)	(iii)	—
Transaction-related	258	(258)	(v)	—
Depreciation and amortization	36,402	(36,402)	(iv)	—
Real estate impairment	9,860	(9,860)	(vi)	—
Increase in provision for credit losses	70,807	(70,807)	(vi)	—
Total expenses	394,957	(80,925)		314,032
Other income (expense):
Net realized and unrealized gains (losses) and impairments	—	(67,788)	(vi)(viii)	(67,788)
Transaction-related and other expenses	—	(258)	(v)	(258)
Gain on disposition of real estate and condominium developments, net	8,183	(8,183)	(vi)	—
Gain on investment in unconsolidated entities	9,140	(9,140)	(ii)	—
Unrealized gain (loss) on equity securities	5,719	(5,719)	(vi)	—
Other income, net	8,560	(8,560)	(viii)	—
Loss on extinguishment of debt	(274)	274	(vi)	—
Total other income	31,328	(99,374)		(68,046)
Net income (loss)	52,375	—		52,375
Net income allocated to noncontrolling interest	19	—		19
Net income (loss) attributable to the Company	$52,356	$—		$52,356

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
____________________________________
(i)    To reclassify CMFT’s Rental and other property income and Interest income, previously disclosed as separate components on CMFT’s consolidated statement of operations, to Revenues from consolidated investments.
(ii)    To reclassify CMFT’s Gain on investment in unconsolidated entities, previously disclosed as a component of Other income (expense) to Income from equity-method investments.
(iii)    To reclassify CMFT’s Management fees, previously disclosed as a separate component on CMFT’s consolidated statement of operations, to General and administrative.
(iv)    To reclassify CMFT’s Property operating, Real estate tax, Expense reimbursements to related parties, and Depreciation and amortization, previously disclosed as separate components on CMFT’s consolidated statement of operations, to Expenses from consolidated investments.
(v)    To reclassify CMFT’s Transaction-related expenses, previously disclosed as a component of Total expenses, to Transaction-related and other expenses.
(vi)    To reclassify CMFT’s Real estate impairment, (Decrease) increase in provision for credit losses, Gain on disposition of real estate and condominium developments, net, Unrealized gain (loss) on equity securities, and Loss on extinguishment of debt, previously disclosed as separate components on CMFT’s consolidated statement of operations, to Net realized and unrealized gains (losses) and impairments.
(vii)    To reclassify CMFT’s Other income, net, previously disclosed as a separate component on CMFT’s consolidated statement of operations, to Revenues from consolidated investments.
(viii)    To reclassify CMFT’s Other income, net, previously disclosed as a separate component on CMFT’s consolidated statement of operations, to Revenues from consolidated investments and Net realized and unrealized gains (losses) and impairments.

NOTE 3 — TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined and consolidated financial information:
Adjustments to the Unaudited Pro Forma Condensed Combined and Consolidated Statements of Operations for the six months ended June 30, 2026 and the Year Ended December 31, 2025
(a)Reflects the CIM Group, Inc. historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2026 which was included in the Quarterly Report on Form 10-Q, as filed with the SEC on August 14, 2026 (the “CIM Group, Inc. 10Q”). The CIM Group, Inc. historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2026 includes the CMFT historical activity from June 25, 2026 to June 30, 2026, subsequent to the Transactions.
(b)Reflects the CMFT historical unaudited condensed consolidated statement of operations for the three months ended March 31, 2026, which was included in the Quarterly Report on Form 10-Q, as filed with the SEC on May 13, 2026, as reclassified as noted in Note 2 above.
(c)Reflects the CMFT historical unaudited condensed consolidated statement of operations for the period from April 1, 2026 until June 24, 2026, the date of the Transactions.
(d)Reflects the elimination of CMFT’s historical management fees paid to the Contributed Entities, included in the Contributed Entities’ management fees and other revenues and in CMFT’s general and administrative expenses, of $21.4 million for the six months ended June 30, 2026 and $46.8 million for the year ended December 31, 2025 and expense reimbursements to related parties paid to the Contributed Entities, included in the Contributed Entities’ management fees

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
and other revenue and in CMFT’s expenses from consolidated investments, of $6.1 million for the six months ended June 30, 2026 and $13.1 million for the year ended December 31, 2025, as if the Transactions had occurred on January 1, 2025.
(e)The historical revenue from consolidated investments for CMFT includes straight-line rent and amortization of above and below-market rents associated with the leases in effect during the periods presented. The adjustments included in the unaudited pro forma statements of operations recalculate straight-line rent and the amortization of above-market and below-market rent, assuming a weighted average remaining life of 5.5 years and 5.7 years, respectively, as if the Transactions had occurred on January 1, 2025.
The following table summarizes the adjustments made to revenues from consolidated investments for the six months ended June 30, 2026 (in thousands):

	Elimination of historical amounts	Recognition of post-Transactions amounts	Total pro forma adjustment
Straight-line rent	$(2,251)	$3,552	$1,301
Amortization of above-market and below-market lease intangibles	328	1,546	1,874
Total pro forma adjustment	$(1,923)	$5,098	$3,175
The following table summarizes the adjustments made to revenues from consolidated investments for the year ended December 31, 2025 (in thousands):

	Elimination of historical amounts	Recognition of post-Transactions amounts	Total pro forma adjustment
Straight-line rent	$(2,752)	$7,103	$4,351
Amortization of above-market and below-market lease intangibles	1,279	3,092	4,371
Total pro forma adjustment	$(1,473)	$10,195	$8,722
(f)Reflects the estimated incremental depreciation of real estate assets and amortization of in place-lease intangible assets as a result of using the updated fair values calculated as of June 24, 2026, as if the Transactions had occurred on January 1, 2025. Assets are depreciated or amortized using the straight-line method over the useful lives of the assets by class. Generally, buildings are depreciated over 40 years, site improvements are amortized over 15 years, and tenant improvements are amortized over the remaining life of the lease or the useful life, whichever is shorter. In place-lease intangible assets are amortized assuming a weighted average remaining life of 5.5 years.
The following table summarizes the adjustments made to depreciation of real estate assets and amortization of in place lease intangible assets (in thousands):

	Elimination of historical amounts	Recognition of post-Transactions amounts	Total pro forma adjustment
Depreciation and amortization - six months ended June 30, 2026	$(14,569)	$24,996	$10,427	(1)
Depreciation and amortization - year ended December 31, 2025	$(36,402)	$49,992	$13,590	(2)
____________________________________
(1)    Pro forma adjustments to expenses from consolidated investments for the six months ended June 30, 2026 also include the elimination of expense reimbursements to related parties, discussed in (d) above, of $6.1 million.
(2)    Pro forma adjustments to expenses from consolidated investments for the year ended December 31, 2025 also include the elimination of expense reimbursements to related parties, discussed in (d) above, of $13.1 million.
(g)Reflects the incremental amortization of net premiums related to debt assumed in the Transactions as a result of using the updated relative fair values calculated as of June 24, 2026, as if the Transactions had occurred on January 1, 2025. Net premiums related to debt are assumed to be amortized over a weighted average remaining term of approximately 2.5 years.

CIM GROUP, INC.
NOTES TO PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(h)Adjusted so as to reflect the incremental corporate income taxes attributable to the Company assumed to be incurred subsequent to the Transactions using a blended federal and state statutory rate of 25.36%, applied after deducting net income allocated to noncontrolling interests in CMFH. In addition, deferred tax expense related to assets acquired in the Transactions that had been recorded during the three months ended June 30, 2026 in the CIM Group, Inc. 10-Q were adjusted to be presented as if the Transactions had occurred on January 1, 2025.
(i)Adjusted so as to reflect net income allocated to noncontrolling interests in CMFH. as if the Transactions had occurred on January 1, 2025.
(j)Reflects the elimination of net income attributable to the Contributed Entities prior to the Transactions to income before taxes, as if the Transactions had occurred on January 1, 2025.
(k)Reflects the estimated incremental remaining costs related to the Transactions which were not yet recorded in the CIM Group, Inc. 10Q, as if the Transactions had occurred on January 1, 2025.
(l)Reflects the Contributed Entities’ historical audited combined and consolidated statement of operations for the year ended December 31, 2025, as reflected in the accompanying historical financial statements included within Exhibit 99.1 of this Form 8-K/A.
(m)Reflects CMFT historical audited consolidated statement of operations for the year ended December 31, 2025 which was included in the Annual Report on Form 10-K, as filed with the SEC on March 30, 2026, as reclassified as noted in Note 2.